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                                                                    Exhibit 23.3



                     Letterhead of Jones, Jensen & Company



                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this Registration Statement of Easyriders, Inc. on Form S-8 of our report dated June 3, 1997 on our audit of the consolidated financial statements of Newriders, Inc. and Subsidiary, which report is included in the registration statement of Easyriders, Inc. on Form S-4 (File No. 333-58501).



May 12, 1999

Sincerely,

Jones, Jensen & Company